Enliven Therapeutics Reports Third Quarter 2023 Financial Results and Provides a Business Update

Company on track to deliver initial proof of concept data for ELVN-001 and ELVN-002 in 2024

Strong balance sheet, closing the quarter with $263 million in cash, cash equivalents and marketable securities, which is expected to provide cash runway into early 2026

BOULDER, Colo., November 9, 2023 (GLOBE NEWSWIRE) -- Enliven Therapeutics, Inc. (Enliven) (Nasdaq: ELVN), a clinical-stage precision oncology company focused on the discovery and development of next-generation small molecule kinase inhibitors, today reported financial results for the third quarter ended September 30, 2023, and provided a business update.

“We made significant progress this past quarter,” said Sam Kintz, MBA, Enliven’s Co-founder and Chief Executive Officer. “Both of our parallel lead programs are advancing in their respective Phase 1 trials, and there continues to be strong patient demand for both trials. Our team is laser-focused on continuing to execute, and we look forward to sharing initial data for these programs next year.”

Recent Business Highlights and Upcoming Milestones

Research and Development Highlights

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ELVN-001 and ELVN-002: Patient enrollment continues to progress and Enliven expects to report initial proof of concept data in 2024 for the Phase 1 clinical trials evaluating ELVN-001 in adults with chronic myeloid leukemia (CML) (NCT05304377) and ELVN-002 in patients with solid tumors with HER2 alterations (NCT05650879).

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Pipeline: The Company continues to advance its early-stage pipeline. It has completed IND enabling studies for its third program, has an additional program in lead optimization and has multiple efforts ongoing in target validation and lead identification. In the near-term, the Company plans to remain focused on progressing ELVN-001 and ELVN-002 and will prioritize taking full advantage of the development opportunities related to these programs before initiating a potential clinical trial for a third program. The Company intends to provide additional detail and guidance on its pipeline in the first half of 2024.

Third Quarter 2023 Financial Results

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Cash Position: As of September 30, 2023, the Company had cash, cash equivalents and marketable securities totaling $263.5 million.

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Research and development (R&D) expenses: R&D expenses were $19.6 million for the third quarter of 2023, compared to $7.8 million for the third quarter of 2022.

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General and administrative (G&A) expenses: G&A expenses for the third quarter of 2023 were $4.6 million, compared to $3.1 million for the third quarter of 2022.

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Net Loss: Enliven reported a net loss of $20.8 million for the third quarter of 2023, compared to a net loss of $10.6 million for the third quarter of 2022.

About Enliven Therapeutics

Enliven Therapeutics is a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule inhibitors to help patients with cancer not only live longer, but better. Enliven aims to address existing and emerging unmet needs with a precision oncology approach that improves survival and enhances overall patient well-being. Enliven’s discovery process combines deep insights in clinically validated biological targets and differentiated chemistry to design potentially first-in-class or best-in-class therapies. Enliven is based in Boulder, Colorado.

Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended )concerning Enliven and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Enliven, as well as assumptions made by, and information currently available to, management of Enliven. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding the potential of, and plans and expectations regarding, Enliven’s programs, including ELVN-001, ELVN-002, Enliven’s third program and its early-stage discovery programs; Enliven’s pipeline of product candidates; the expected timing of initial results for ELVN-001 and ELVN-002; statements relating to Enliven’s expected cash runway; the expected timing of disclosure of more information on Enliven’s pipeline; and statements by Enliven’s Co-founder, President and Chief Executive Officer. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the limited operating history of Enliven; the significant net losses incurred since its inception; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, product candidates; the outcome of preclinical testing and early clinical trials for product candidates and the potential that the outcome of preclinical testing and early clinical trials may not be predictive of the success of later clinical trials; Enliven’s limited resources; the risk of adverse events, toxicities or other undesirable side effects; potential delays or difficulties in the enrollment or maintenance of patients in clinical trials; the decision to develop or seek strategic collaborations to develop Enliven’s current or future product candidates in combination with other therapies and the cost of combination therapies; Enliven’s limited experience as a company in designing and conducting clinical trials; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of Enliven to protect its intellectual property and proprietary technologies; the scope of any patent protection Enliven obtains or the loss of any of Enliven’s patent protection; developments relating to Enliven’s competitors and its industry, including competing product candidates and therapies; reliance on third parties, including contract manufacturing organizations, contract research organizations and strategic partners; general market or macroeconomic conditions; Enliven’s ability to obtain additional capital to fund Enliven’s general corporate activities and to fund Enliven’s research and development; and other risks and uncertainties, including those more fully described in Enliven’s filings with the Securities and Exchange Commission (SEC), including additional risks which may be found in the section entitled “Risk Factors” in Enliven’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the SEC and in Enliven’s future reports to be filed with the SEC. Except as required by applicable law, Enliven undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

Contact:

Enliven Investors & Media:

Argot Partners

Enliven@argotpartners.com

Enliven Therapeutics, Inc.

Selected Condensed Consolidated Financial Information

(in thousands, except per share data)

(unaudited)

Statements of Operations	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Operating expenses:
Research and development	$19,606	$7,829	$46,669	$22,825
General and administrative	4,642	3,105	14,131	5,803
Total operating expenses	24,248	10,934	60,800	28,628
Loss from operations	(24,248)	(10,934)	(60,800)	(28,628)
Other income (expense), net	3,479	380	8,586	516
Net loss	$(20,769)	$(10,554)	$(52,214)	$(28,112)
Net loss per share, basic and diluted	$(0.51)	$(3.27)	$(1.55)	$(9.15)
Weighted-average shares outstanding, basic and diluted	41,031	3,229	33,665	3,071

Balance Sheets			September 30,	December 31,
			2023	2022
Assets
Current assets:
Cash, cash equivalents and marketable securities			$263,478	$75,536
Prepaid expenses and other current assets			5,128	2,217
Total current assets			268,606	77,753
Property and equipment, net			806	890
Operating lease right-of-use assets			398	626
Deferred offering costs			563	3,975
Restricted cash			54	54
Other long-term assets			3,614	—
Total assets			$274,041	$83,298
Liabilities, Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable			$1,493	$3,438
Accrued expenses and other current liabilities			10,586	6,277
Total current liabilities			12,079	9,715
Long-term liabilities			214	659
Total liabilities			12,293	10,374
Convertible preferred stock			—	149,749
Stockholders' equity (deficit)			261,748	(76,825)
Total liabilities, convertible preferred stock and stockholders' equity (deficit)			$274,041	$83,298